UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07390
                         BOULDER TOTAL RETURN FUND INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 303-444-5483
                                                           -------------

                   Date of fiscal year end: NOVEMBER 31, 2004
                                           ------------------

                     Date of reporting period: MAY 31, 2004
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         BOULDER TOTAL RETURN FUND, INC.
                               Semi Annual Report
                                  May 31, 2004


Dear Shareholder:

Howdy Partners!1 Let's get right to the meat of this report.

                                  Total Returns
                       For the Periods Ending May 31, 2004
                       -----------------------------------

                     BTF NAV             BTF NAV                               Dow Jones
Most                  WITH               WITHOUT             S&P 500          Industrial             NASDAQ
Recent              DILUTION+           DILUTION              Index             Average             Composite
------              ---------           --------              -----             -------             ---------
3 Months              -4.8%               -4.8%               -1.7%              -3.3%                -2.0%
6 Months               9.4%                9.4%                6.8%               5.2%                 1.6%
1 Year                21.7%               30.1%               18.3%              17.6%                25.1%
3 Years*               3.3%                5.5%               -2.1%              -0.2%                -1.6%
Since 8/99**           7.8%                9.4%               -2.4%               0.6%                -6.2%

-------------
    + The total returns for BTF include the effect of dilution from the 7/2003 rights offering, effecting the 1 Year, 3 Year and since 8/1999 returns.
    * Annualized
   ** Annualized since August 28, 1999, the date the current Advisers became investment advisers to the Fund.

We're a bit disappointed in our results for the most recent quarter. We under-performed all of our relevant benchmarks. However, we are comfortable with the relative results we have achieved since August 28, 1999, when current management took over. Nevertheless, we seldom pay much attention to short-term results. Contrary to a lot of contemporary thinking, we believe that the longer the period of performance you are comparing, the more apt it is to reflect the skill, or lack thereof, of the manager and the less likely it is to be the result of luck. We like long periods of success in the "investees" (the securities we buy) and you will seldom find a turnaround situation in our portfolio. We do invest in companies and managements that have had a long run of success but may have had a recent disappointment. We try to judge if the factors causing the disappointment are temporary and will be successfully resolved by management, or whether the disappointment will continue. While this is not an easy thing to predict, we find it far easier to do than to find a start up that will succeed or a company with a long history of disappointment that all of a sudden is purportedly going to be a winner. While we can often find glowing stories in this area, they so seldom pan out that we don't pay much attention to them. We think the same thing is true with picking good mutual funds. Here's an example of what we're talking about: since the 5/31/04 reporting period for this report, we sold our Safeway stock. Safeway has done an excellent job of running their supermarkets. They have not done nearly as good a job of reinvesting the cash flow from those operations. Nevertheless, our real reason for selling them is that Walmart has such a huge cost advantage in groceries over conventional grocers that we think it will be hard for Safeway to continue the profitability of its stores as Walmart moves into more and more areas to compete with Safeway. In this case, we originally thought the disappointment was temporary and that management could correct it. We finally concluded our original decision was wrong and sold our Safeway at a loss.

The Fund's stocks outperformed the S&P 500 Index by 2.6% during the 6 months ended May 31, 2004. Berkshire Hathaway, still by far the Fund's largest holding at 30% of assets, was up 6.3% during the period. We sometimes get calls from people asking: "Do you still hold Berkshire Hathaway?" Asking this question is somewhat akin to somebody calling Warren Buffet and asking: "Does Berkshire Hathaway still have Geico Insurance?"



------------------

1 IF YOU READ THE 11/30/2003 SHAREHOLDER LETTER, WE SAID WE'D NEVER BE CALLED
  "GUNSLINGERS," BUT WE DIDN'T SAY ANYTHING ABOUT USING COWBOY JARGON. BESIDES, WE REALLY DO CONSIDER YOU PARTNERS.

The following are some of the other significant holdings in the Fund and their returns during the period: YUM! Brands was up 8.7%, Citigroup was about flat during the period, and Providian was up 20% (which wasn't really a "significant" holding in the Fund when we bought it in 2001 and 2002 - but has appreciated to become a 3% position in the Fund).

Real Estate Investment Trusts ("REITs") overall were down sharply in April. Take a look at the table above and you'll see that BTF with a -4.8% return, under-performed the S&P 500 Index by 3.1% in the latest quarter. Obviously, we well outperformed the S&P 500 Index during the first quarter, since the 6-month return for BTF is 2.6% greater. Most of this is explained by the Fund's significant holdings in REITs. When it became a widespread belief that interest rates were going up, REITs were treated like other interest sensitive assets and declined dramatically. We have a different view and believe that an improving economy will benefit the REITs we own in several ways: (1) higher occupancy rates; (2) higher rental rates--most of our REITs will be able to raise rents fairly much in line with any increased inflation; and (3) fixed borrowing costs--most of our REITs have an above average amount of cheap fixed rate borrowings which will allow them to enjoy a leveraged benefit if the above two assumptions are correct. We expect that most of our REIT holdings will raise their earnings and dividends as interest rates increase, and that is why we bought them in the first place. Consequently, we suffered paper losses in our REITs, but our holdings were essentially unchanged during this rather abrupt re-pricing of them. Nonetheless, when REITs went down, the Fund's NAV suffered as a result. The NAREIT Index, a commonly used REIT index which will be used here to demonstrate a point, started moving down on April 2, and suddenly holders of REITs couldn't seem to sell them fast enough. The NAREIT Index bottomed out on May 10, having gone down some 18% from the high. It has since recovered with about a 10% increase from the low, but still below the highs it reached.



                       NAREIT INDEX - 12/01/03 TO 5/31/04

                                [GRAPHIC OMITTED]
          EDGAR RREPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


Dec-03                 2132.00
                       2123.00
                       2120.00
                       2112.OO
                       2112.00
                       2129.00
                       2127.00
                       2119.00
                       2134.00
                       2142.00
                       2128.00
                       2143.00
                       2147.00
                       2149.00
                       2154.00
                       2165.00
                       2165.00
                       2170.00
                       2175.00
                       2189.00
                       2195.00
                       2178.00
Jan-04                 2175.00
                       2176.00
                       2180.00
                       2169.00
                       2175.00
                       2176.00
                       2180.00
                       2183.00
                       2197.00
                       2194.00
                       2180.00
                       2182.00
                       2188.00
                       2196.00
                       2213.00
                       2241.00
                       2259.00
                       2255.00
                       2257.00
                       2271.00
FEB-04                 2301.00
                       2298.00
                       2254.00
                       2267.00
                       2307.00
                       2308.00
                       2322.00
                       2336.00
                       2313.00
                       2297.00
                       2304.00
                       2299.00
                       2296.00
                       2296.00
                       2296.00
                       2300.00
                       2320.00
                       2316.00
                       2321.00
MAR-04                 2350.00
                       2365.00
                       2376.00
                       2386.00
                       2400.00
                       2397.00
                       2397.00
                       2367.00
                       2341.00
                       2369.00
                       2355.00
                       2355.00
                       2393.00
                       2404.00
                       2409.00
                       2397.00
                       2408.00
                       2384.00
                       2416.00
                       2393.00
                       2409.00
                       2433.00
                       2451.00
APR-04                 2472.00
                       2441.00
                       2343.00
                       2253.00
                       2288.00
                       2246.00
                       2129.00
                       2115.00
                       2091.00
                       2137.00
                       2161.00
                       2170.00
                       2092.00
                       2098.00
                       2129.00
                       2110.00
                       2120.00
                       2139.00
                       2120.00
                       2090.00
                       2077.00
MAY-04                 2108.00
                       2125.00
                       2106.00
                       2104.00
                       2029.00
                       2003.00
                       2022.00
                       2022.00
                       2025.00
                       2048.00
                       2061.00
                       2099.00
                       2054.00
                       2095.00
                       2094.00
                       2117.00
                       2160.00
                       2192.00
                       2202.00
                       2223.00

The Fund's performance doesn't live and die with the REITs it owns, but with 21% invested in them, they do have an impact.

We read lots of annual reports. We read the annual reports of companies the Fund owns; we read annual reports of some companies we find interesting. And some we read late at night, when we're having trouble falling asleep. We read the financials, the footnotes, and one of the things we will usually read is the shareholder letter from the President or the CEO. If the company's legal department writes it, then it's usually filled with disclaimers and definitions--lawyers hate to be misunderstood. But to an investor it won't give you any of the CEO's thoughts or evaluations of the business. Sometimes, though not always, you can glean insights from the shareholder letter that is pertinent to us as investors in the company. Berkshire Hathaway is a golden example of such a letter. If you've never read one, it is highly recommended reading for investors.

The Fund currently has about 12% of its assets in cash or cash equivalents as of the date of this letter. This is probably a bit higher than we would normally want to be, but we haven't found much we like that's priced attractively enough to get us to buy it. Short-term interest rates have climbed in recent months in anticipation of the Fed raising interest rates. This has caused an increase in our cost of leverage. The Fund had been paying in the 1.10% range, but our most recent AMPs auction was at 1.30%.

The Fund bought back 188,200 shares on the open market in December and January, at an average price of $15.24, which was a weighted average discount to NAV of 15.7%.

Our website at WWW.BOULDERFUNDS.NET is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, it's available on the website. You will also find information about the Boulder Total Return Fund's sister fund - the Boulder Growth & Income Fund.



/S/STEWART R. HOREJSI

Stewart R. Horejsi
June 25, 2004

---------------
NOTHING IN THIS SEMI-ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

                         BOULDER TOTAL RETURN FUND, INC.


                                    EXHIBIT 1
                                   (UNAUDITED)

       CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES 11/30/2003 TO 5/31/2004


                                                             COMMON STOCK INVESTMENTS
                                                             ------------------------
                                                                REITS         INDUSTRIALS        AMPS             TOTAL
                                                                -----         -----------        ----             -----
Beginning Market Value..........         11/30/2003          $65,555,345     $212,333,204    $          --     $ 277,888,549
Cost of Purchases...............   12/1/2003 - 05/31/2004      6,101,696        8,824,616       22,700,000     $  37,626,312
Proceeds from Sales.............   12/1/2003 - 05/31/2004      7,752,904       12,561,330        2,000,000     $  22,314,234
                                                             -----------     ------------    -------------     -------------
Net Purchases / (Sales) ........                              (1,651,208)      (3,736,714)      20,700,000     $  15,312,078

Beginning Market Value Plus Net Purchases/(Sales)             63,904,137      208,596,490       20,700,000       293,200,627
                                                             -----------     ------------    -------------     -------------
Net Appreciation................                               3,534,213       16,366,084               --     $  19,900,297
Ending Market Value.............          5/31/2004           67,438,350      224,962,574       20,700,000     $ 313,100,924
                                                             -----------     ------------    -------------     -------------
Number of Issues Held...........          5/31/2004                    8               23                9
Cash and Other Assets and
   Liabilities.......................                                                                          $   2,009,638
                                                                                                               -------------
Total Net Assets.....................                                                                          $ 315,110,562
                                                                                                               =============



      The information in the table below is unaudited.

                                 FINANCIAL DATA

                                       PER SHARE OF
                                       COMMON STOCK
                                   -----------------------
                                  NET ASSET      NYSE
                                    VALUE    CLOSING PRICE
                                   -------   ------------
  12/31/2003 ....................   $18.23       $15.23
   1/31/2004 ....................   $19.31       $16.39
   2/28/2004 ....................   $20.23       $17.18
   3/31/2004 ....................   $20.22       $17.06
   4/30/2004 ....................   $19.33       $16.55
   5/31/2004 ....................   $19.26       $15.60


BOULDER TOTAL RETURN FUND, INC.                                                                    PORTFOLIO OF INVESTMENTS
                                                                                                   MAY 31, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES         VALUE
                                                                                                  --------       -------

DOMESTIC COMMON STOCKS - 89.3%
                    BEVERAGES -  1.4%  Pepsi Bottling Group, Inc. ...........................        150,000  $   4,350,000
                                                                                                              -------------
                  DIVERSIFIED - 29.7%  Berkshire Hathaway Inc., Class A+ ....................            750     66,750,000
                                       Berkshire Hathaway Inc., Class B+ ....................          9,010     26,777,720
                                                                                                              -------------
                                                                            TOTAL DIVERSIFIED                    93,527,720
                                                                                                              -------------
           FINANCIAL SERVICES -  8.5%  Citigroup, Inc. ......................................        293,360     13,620,705
                                       Federated Investors, Inc. ............................        120,000      3,573,600
                                       Providian Financial Corporation+ .....................        698,000      9,492,800
                                                                                                              -------------
                                                                     TOTAL FINANCIAL SERVICES                    26,687,105
                                                                                                              -------------
              HEALTH CARE PRODUCTS &
                     SERVICES -  1.0%  AmerisourceBergen Corporation ........................         55,000      3,298,900
                                                                                                              -------------
                   INDUSTRIAL -  2.0%  Eastman Kodak Company ................................        240,000      6,283,200
                                                                                                              -------------
                    INSURANCE -  4.8%  AON Corporation ......................................        135,000      3,730,050
                                       First American Corporation ...........................        120,000      3,115,200
                                       Torchmark Corporation ................................         90,000      4,877,100
                                       Wesco Financial Corporation ..........................          8,800      3,317,160
                                                                                                              -------------
                                                                              TOTAL INSURANCE                    15,039,510
                                                                                                              -------------
              PHARMACEUTICALS -  6.9%  Bristol-Meyers Squibb Company ........................        125,000      3,158,750
                                       Merck & Company, Inc. ................................        150,000      7,095,000
                                       Pfizer, Inc. .........................................        200,000      7,068,000
                                       Schering-Plough Corporation ..........................        264,000      4,461,600
                                                                                                              -------------
                                                                        TOTAL PHARMACEUTICALS                    21,783,350
                                                                                                              -------------
                        REITS - 21.4%  Archstone-Smith Realty Trust .........................         75,000      2,178,750
                                       First Industrial Realty Trust, Inc. ..................        400,000     14,336,000
                                       Hospitality Properties Trust .........................        400,000     16,372,000
                                       HRPT Properties Trust ................................      1,300,000     12,805,000
                                       Pan Pacific Retail Properties, Inc. ..................         60,000      2,760,000
                                       Post Properties, Inc. ................................        391,000     11,378,100
                                       Prentiss Properties Trust ............................        169,500      5,593,500
                                       Regency Centers Corporation ..........................         50,000      2,015,000
                                                                                                              -------------
                                                                                  TOTAL REITS                    67,438,350
                                                                                                              -------------
                       RETAIL - 10.0%  Safeway, Inc.+ .......................................        418,000      9,430,080
                                       Yum! Brands, Inc. ....................................        590,000     22,125,000
                                                                                                              -------------
                                                                                 TOTAL RETAIL                    31,555,080
                                                                                                              -------------
                      SAVINGS & LOAN
                    COMPANIES -  2.1%  Washington Mutual, Inc. ..............................        153,000      6,683,040
                                                                                                              -------------
                      UTILITY -  1.5%  Alliant Energy Corporation ...........................        186,300      4,653,774
                                                                                                              -------------
TOTAL DOMESTIC COMMON STOCKS
                  (Cost $201,475,416) ......................................................................    281,300,029
                                                                                                              -------------

FOREIGN COMMON STOCKS - 3.5%
                  NETHERLANDS -  2.2%  Heineken NV ..........................................         93,750      3,100,195
                                       Unilever NV, ADR .....................................         60,000      3,958,200
                                                                                                              -------------
                                                                            TOTAL NETHERLANDS                     7,058,395
                                                                                                              -------------
               UNITED KINGDOM -  1.3%  Diageo PLC, Sponsored ADR ............................         75,000      4,042,500
                                                                                                              -------------
TOTAL FOREIGN COMMON STOCKS
                    (Cost $9,304,463) ......................................................................     11,100,895
                                                                                                              -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


BOULDER TOTAL RETURN FUND, INC.                                                                    PORTFOLIO OF INVESTMENTS
                                                                                                   MAY 31, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES         VALUE
                                                                                                  --------       -------

AUCTION MARKET PREFERRED SECURITIES - 6.6%
                                       Calamos Convertible Opportunities & Income Fund,
                                        Series TH7 ..........................................            160  $   4,000,000
                                       Cohen & Steers Advantage Income Realty Fund, Inc.,
                                        Series TH ...........................................             80      2,000,000
                                       Flaherty & Crumrine Claymore Preferred Securities,
                                        Income Fund, Series T7 ..............................             48      1,200,000
                                       Nuveen Quality Preferred Income Fund III,
                                        Series M ............................................             80      2,000,000
                                       Pimco Corporate Opportunity Fund, Series M ...........             80      2,000,000
                                       Preferred Income Strategies Fund, Inc., Series M .....            100      2,500,000
                                       Scudder RREEF Real Estate Fund II, Series TH7 ........             80      2,000,000
                                       Western Asset Premier Bond Fund, Series M ............             80      2,000,000
                                       Western Asset/Claymore US Treasury Inflation
                                        Protected Securities Fund, Series T .................            120      3,000,000
                                                                                                              -------------
TOTAL AUCTION MARKET PREFERRED SECURITIES
                   (Cost $20,700,000) ......................................................................     20,700,000
                                                                                                              -------------
                                                                                                     PAR
                                                                                                    -----

U.S. TREASURY BILLS - 0.3%
  (Cost $999,786)
                                       0.855% due 06/10/04++ ................................   $  1,000,000        999,786
                                                                                                              -------------

REPURCHASE AGREEMENT - 0.4%
  (Cost $1,195,000)
                                       Agreement with PNC Capital Markets, 0.850% dated
                                        05/28/04, to be repurchased at $1,195,113 on 06/01/04,
                                        Collateralized by $1,205,000 U.S. Treasury Bills, 1.500%
                                        due 11/18/04 (Value $1,197,168) ....................................      1,195,000
                                                                                                              -------------
TOTAL INVESTMENTS (COST $233,674,665*) - 100.1% ............................................................    315,295,710
OTHER ASSETS AND LIABILITIES - (0.1%) ......................................................................       (185,148)
                                                                                                              -------------
NET ASSETS - 100.0% ........................................................................................  $ 315,110,562
                                                                                                              =============

-----------
*       Aggregate cost for Federal tax purposes.
+       Non-income producing security.
++      Annualized yield at date of purchase.
ADR     American Depository Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MAY 31, 2004 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $233,674,665) (Note 1)
      See accompanying schedule .....................................................................   $   315,295,710
   Dividends and interest receivable ................................................................           202,416
   Prepaid expenses and other assets ................................................................            86,851
                                                                                                       ----------------
         TOTAL ASSETS ...............................................................................       315,584,977


LIABILITIES:
   Investment co-advisory fees payable (Note 2) ....................................  $       327,348
   Administration and co-administration fees payable (Note 2) ......................           68,201
   Legal fees payable ..............................................................           32,144
   Accumulated undeclared dividends on Taxable Auction Market
      Preferred Stock (Note 5) .....................................................           27,986
   Directors' fees and expenses payable (Note 2) ...................................           14,333
   Due to Custodian ................................................................              296
   Accrued expenses and other payables .............................................            4,107
                                                                                      ---------------
         TOTAL LIABILITIES ..........................................................................           474,415
                                                                                                       ----------------

TAXABLE AUCTION MARKET PREFERRED STOCK:
   $0.01 par value, 10,000,000 shares authorized, 775 shares issued outstanding,
     liquidation preference of $100,000 per share (Note 5) ..........................................  $     77,500,000
                                                                                                       ----------------
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS) ..........................................  $    237,610,562
                                                                                                       ================
FUND TOTAL NET ASSETS ...............................................................................  $    315,110,562
                                                                                                       ================

NET ASSETS consist of:
   Undistributed net investment income ..............................................................  $         20,778
   Accumulated net realized loss on investments sold ................................................        (6,353,916)
   Unrealized appreciation of investments ...........................................................        81,621,045
   Par value of Common Stock ........................................................................           123,387
   Paid-in capital in excess of par value of Common Stock ...........................................       162,199,268
                                                                                                       ----------------
   TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK,
   12,338,660 SHARES OUTSTANDING) ..................................................      $     19.26  $    237,610,562
                                                                                          ===========  ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)


INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $5,379) ............................................  $      3,074,586
  Interest ..........................................................................................            24,233
                                                                                                       ----------------
         TOTAL INVESTMENT INCOME ....................................................................         3,098,819


EXPENSES:
  Investment co-advisory fee (Note 2) .............................................. $      1,964,088
  Administration and co-administration fees (Note 2) ...............................          359,774
  Legal fees .......................................................................          111,853
  Preferred Stock broker commissions and Auction Agent fees ........................           98,467
  Directors fees and expenses (Note 2) .............................................           22,836
  Audit fees .......................................................................           21,650
  Insurance expense ................................................................           19,894
  Other ............................................................................           33,762
                                                                                     ----------------
         TOTAL EXPENSES .............................................................................         2,632,324
                                                                                                       ----------------
NET INVESTMENT INCOME ...............................................................................           466,495
                                                                                                       ----------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain/(loss) on:
         Securities .................................................................................         3,511,520
         Foreign currencies and net other assets ....................................................           (16,002)
                                                                                                       ----------------
  Net realized gain on investments during the period ................................................         3,495,518
  Change in unrealized appreciation of investments during the period ................................        16,388,735
                                                                                                       ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................................................        19,884,253
                                                                                                       ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................  $     20,350,748
                                                                                                       ================
LESS: PREFERRED STOCK DIVIDENDS .....................................................................          (445,717)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   APPLICABLE TO COMMON SHARES ......................................................................  $     19,905,031
                                                                                                       ================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED          YEAR ENDED
                                                                                     MAY 31, 2004           NOVEMBER 30,
                                                                                      (UNAUDITED)               2003
                                                                                  ------------------       --------------
OPERATIONS:
  Net investment income ........................................................    $      466,495         $       855,241
  Net realized gain/(loss) on investments sold during the period ...............         3,495,518              (9,320,659)
  Change in unrealized appreciation of investments during the period ...........        16,388,735              51,312,102
                                                                                    --------------         ---------------
  Net increase in net assets resulting from operations .........................        20,350,748              42,846,684

DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
  Dividends paid from net investment income ....................................          (445,717)               (143,330)
  Dividends paid from capital ..................................................          --                      (893,864)
                                                                                    --------------         ---------------

TOTAL DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS .................................          (445,717)             (1,037,194)

NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS APPLICABLE TO COMMON SHARES ....................................        19,905,031              41,809,490

DISTRIBUTIONS: COMMON SHARES
  Dividends paid from net investment income ....................................          --                       (99,519)
  Dividends paid from capital ..................................................          --                      (182,990)
                                                                                    --------------         ---------------
TOTAL DISTRIBUTIONS: COMMON SHARES .............................................          --                      (282,509)

CAPITAL SHARE TRANSACTIONS
  Value of 188,200 and 30,400 shares repurchased, respectively  (Note 8) .......        (2,867,925)               (440,718)
  Proceeds from Rights Offering (Note 9) .......................................          --                    38,000,255
  Expenses incurred for Rights Offering (Note 9) ...............................          --                      (120,460)
                                                                                    --------------         ---------------

NET INCREASE IN NET ASSETS FOR THE PERIOD ......................................        17,037,106              78,966,058

NET ASSETS:
  Beginning of period ..........................................................       298,073,456             219,107,398
                                                                                    --------------         ---------------
  End of period (including undistributed net investment income of $20,778
     and $0, respectively) .....................................................    $  315,110,562         $   298,073,456
                                                                                    ==============         ===============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.
                              FINANCIAL HIGHLIGHTS

             FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                       SIX MONTHS
                                                         ENDED
                                                      MAY 31, 2004                  YEAR ENDED NOVEMBER 30,
                                                       (UNAUDITED)     2003        2002         2001         2000       1999
                                                      ----------   ----------   ---------    ---------    ---------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period................  $    17.61   $    15.04   $   17.36    $   14.81    $   13.32   $   16.06
                                                      ----------   ----------   ---------    ---------    ---------   ---------
Net investment income...............................        0.04         0.07        0.49         0.63         0.75        1.29
Net realized and unrealized gain/(loss) on investments      1.61         3.78       (2.51)        2.35         1.50       (1.93)
                                                      ----------   ----------   ---------    ---------    ---------   ---------
Total from investment operations....................        1.65         3.85       (2.02)        2.98         2.25       (0.64)
                                                      ----------   ----------   ---------    ---------    ---------   ---------
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to MMP*
    Shareholders....................................       --           --          --           --           (0.42)      (0.35)
Distributions paid from net realized capital gains to MMP*
    Shareholders ...................................       --           --          --           --           --          (0.03)
Dividends paid from net investment income to AMP**
    Shareholders ...................................       (0.04)       (0.01)      (0.16)       (0.40)       (0.13)      --
Dividends paid from capital to AMP**
    Shareholders....................................       --           (0.07)      --           --           --          --
Change in accumulated undeclared dividends on MMP*/
    AMP** Shareholders..............................        0.00(d)      0.00(d      0.00(d)      0.02         0.04       (0.06)+
                                                      ----------   ----------   ---------    ---------    ---------   ---------
Net Increase/Decrease from operations applicable to
    common shares...................................        1.61         3.77       (2.18)        2.60         1.74       (1.08)
                                                      ----------   ----------   ---------    ---------    ---------   ---------
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to
    Common Shareholders ............................       --           (0.01)      (0.14)       (0.05)       (0.19)      (1.02)
Distributions paid from capital to Common Shareholders     --           (0.02)      --           --           --          --
Distributions paid from net realized capital gains
    to Common Shareholders .........................       --           --          --           --           --          (0.64)
                                                      ----------   ----------    --------    ---------    ---------   ---------

Accretive/(Dilutive) Impact of Rights Offering ++...       --           (1.18)      --           --           --          --
Accretive/(Dilutive) Impact of Capital Share
    Transactions....................................        0.04         0.01       --           --           --          --
                                                     -----------   ----------    --------    ---------    ---------   ---------
Net Increase/Decrease in Common Net Asset Value.....        1.65         2.57       (2.32)        2.55         1.55       (2.74)
                                                     -----------   ----------    --------    ---------    ---------   ---------
Costs of AMP** Stock issued (Note 5)................       --           --          --           --           (0.06)      --
                                                     -----------   ----------    --------    ---------    ---------   ---------
Net asset value, end of period...................... $     19.26   $    17.61    $  15.04    $   17.36    $   14.81   $   13.32+
                                                     ===========   ==========    ========    =========    =========   =========
Market value, end of period......................... $     15.60   $    14.59    $  12.79    $   16.05    $   12.00   $   10.19
                                                     ===========   ==========    ========    =========    =========   =========
Total investment return based on net asset value(a)(c)     9.37%       17.37%     (12.62)%      17.68%       13.27%     (5.17)%
                                                     ===========   ==========    ========    =========    =========   =========
Total investment return based on market value(a)(c).       6.92%       14.35%     (19.62)%      34.27%       20.00%     (14.51)%
                                                     ===========   ==========    ========    =========    =========   =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
 TO COMMON STOCK SHAREHOLDERS:
Operating expenses .................................       2.22%+++     2.45%        2.42%       2.47%        2.55%       1.97%
Net investment income (b)...........................       0.04%+++   (0.08)%        1.85%       1.52%        1.82%       6.08%
SUPPLEMENTAL DATA:
Portfolio turnover rate.............................          7%           9%          38%         16%          85%         69%
Net assets, end of period (in 000's) ............... $   237,611   $  220,573    $ 141,607   $ 163,493    $ 139,488   $ 125,415

------------------------------------------------
Ratio of operating expenses to Total Average
     Net Assets including MMP*/AMP** ...............       1.67%+++     1.66%        1.65%       1.66%        1.57%       1.26%

  *  Money Market Cumulative PreferredTM Stock.
 **  Taxable Auction Market Preferred Stock.
(a) Assumes reinvestment of distributions at the market price at reinvestment date.
(b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.
(c)  Total return is not annualized for periods less than one year.
(d)  Amount represents less than $0.01 per Common share.
  + Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common share).
 ++ The Rights Offering was fully subscribed at a subscription price of $12.10 at 3,140,517 shares which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a $(0.01) NAV impact.
+++  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                                   (UNAUDITED)


The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred Stock previously outstanding (1).

                                                                                      INVOLUNTARY       AVERAGE
                                                                        ASSET         LIQUIDATING       MARKET
                                                      TOTAL SHARES    COVERAGE        PREFERENCE         VALUE
                                                       OUTSTANDING    PER SHARE      PER SHARE (2)   PER SHARE (2)
                                                      ------------   ----------      ------------    ------------
            05/31/04..............................         775       $406,594         $100,000        $100,000
            11/30/03..............................         775        384,611          100,000         100,000
            11/30/02..............................         775        282,719          100,000         100,000
            11/30/01..............................         775        311,122          100,000         100,000
            11/30/00..............................         775        280,400          100,000         100,000
            11/30/99..............................         775        262,722          100,000         100,000


-----------
(1) See Note 5.
(2) Excludes accumulated undeclared dividends.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Cash distributions received from the Fund's investment in real estate investment trusts ("REITs") and registered investment companies ("RICs") are recorded as income. A portion of these distributions are returns of capital. As of May 31, 2004, all accumulated net realized gains relating to returns of capital from REIT distributions have been reclassified to unrealized gain.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

                         BOULDER TOTAL RETURN FUND, INC.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CO-ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the July 2003 rights offering until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds were received, are invested, which has since then occurred.

     Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. As of February 1, 2004, under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly net assets over $400 million. Prior to February 1, 2004, the Fund paid FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

     Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.


3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2004 excluding short-term investments, aggregated $37,626,312 and $22,314,234, respectively.

     On May 31, 2004, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $88,006,066 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,385,021.


4. COMMON STOCK

     At May 31, 2004, 240,000,000 shares of $0.01 par value Common Stock were authorized.

                         BOULDER TOTAL RETURN FUND, INC.

5. TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative PreferredTM Stock were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of which $290,625 were charged to capital of common stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     On May 31, 2004, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 1.30%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.


6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2004, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.


7. SIGNIFICANT SHAREHOLDERS

     On May 31, 2004, the Lola Trust and other trusts and entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,382,982 shares of Common Stock of the Fund, representing approximately 43.63% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

                         BOULDER TOTAL RETURN FUND, INC.

8. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended May 31, 2004 the Fund repurchased 188,200 shares at an average weighted discount of 16.0% and with a value of $2,867,925. For the year ended November 30, 2003 the Fund repurchased 30,400 at an average weighted discount of 17.0% and with a value of $440,718.


9. RIGHTS OFFERING

     At a regularly scheduled Board of Directors meeting held on April 22, 2003, the Fund's Board of Directors approved a transferable rights offering which would permit shareholders to acquire one new share of common stock for every three shares held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was June 20, 2003. The subscription period was from June 20, 2003 to July 11, 2003. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average price of the Fund's shares from July 7, 2003 through July 11, 2003. The rights offering was fully subscribed and the Fund issued 3,140,517 new shares at a price of $12.10 each. The total gross proceeds to the Fund were $38,000,255. As of November 30, 2003, the expense associated with the rights offering totaled $120,460.


ADDITIONAL INFORMATION


                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Total Return Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.


                      PROXY VOTING POLICIES AND PROCEDURES

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 800-331-1710 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov, when required to be filed pursuant to applicable regulations.

                         BOULDER TOTAL RETURN FUND, INC.

              MEETING OF SHAREHOLDERS-- VOTING RESULTS (UNAUDITED)


     On May 18, 2004, the Fund held its Annual Meeting of Shareholders to consider the election of Directors of the Fund and certain corporate governance proposals. The following votes were recorded:

PROPOSAL 1: (VOTING BY AMPS SHAREHOLDERS):
         ELECTION OF RICHARD I. BARR AS DIRECTOR OF THE FUND                               # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------                              ----------------          ---------------
         Affirmative ...................................................................               588               96.7
         Withheld ......................................................................                20                3.3
                                                                                          ----------------              -----
                  TOTAL ................................................................               608              100.0
                                                                                          ================              =====


         ELECTION OF SUSAN L. CICIORA AS DIRECTOR OF THE FUND                              # OF VOTES CAST          % OF VOTES CAST
         ----------------------------------------------------                             ----------------          ---------------
         Affirmative ...................................................................               588               96.7
         Withheld ......................................................................                20                3.3
                                                                                          ----------------              -----
                  TOTAL ................................................................               608              100.0
                                                                                          ================              =====


PROPOSAL 1: (VOTING BY COMMON STOCK SHAREHOLDERS):
         ELECTION OF JOEL W. LOONEY AS DIRECTOR OF THE FUND                                # OF VOTES CAST          % OF VOTES CAST
         --------------------------------------------------                               ----------------          ---------------
         Affirmative ...................................................................   11,677,667.0890               98.8
         Withheld ......................................................................      138,342.0410                1.2
                                                                                          ----------------              -----
                  TOTAL ................................................................   11,816,009.1300              100.0
                                                                                          ================              =====


         ELECTION OF ALFRED G. ALDRIDGE, JR. AS DIRECTOR OF THE FUND                       # OF VOTES CAST          % OF VOTES CAST
         -----------------------------------------------------------                      ----------------          ---------------
         Affirmative ...................................................................   11,677,167.0890                98.8
         Withheld ......................................................................      138,842.0410                 1.2
                                                                                          ----------------               -----
                  TOTAL ................................................................   11,816,009.1300               100.0
                                                                                          ================               =====


         ELECTION OF STEPHEN C. MILLER AS DIRECTOR OF THE FUND                             # OF VOTES CAST          % OF VOTES CAST
         -----------------------------------------------------                            ----------------          ---------------
         Affirmative ...................................................................   11,677,978.0890                98.8
         Withheld ......................................................................      138,031.0410                 1.2
                                                                                          ----------------               -----
                  TOTAL ................................................................   11,816,009.1300               100.0
                                                                                          ================               =====



PROPOSAL 2: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AMENDMENT TO THE FUND'S CHARTER TO DECLASSIFY THE BOARD
         AND PROVIDE FOR ANNUAL ELECTION OF DIRECTORS                                      # OF VOTES CAST          % OF VOTES CAST
         -------------------------------------------------------                          ----------------          ---------------
         For ...........................................................................   11,669,585.1930                98.8
         Against .......................................................................      117,779.4620                 1.0
         Abstain .......................................................................       28,132.4750                 0.2
                                                                                          ----------------               -----
                  TOTAL ................................................................   11,815,497.1300               100.0
                                                                                          ================               =====



PROPOSAL 3: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AMENDMENT TO THE FUND'S CHARTER PROVIDING THAT DIRECTORS SHALL BE
         ELECTED BY A PLURALITY OF VOTES CAST AT A MEETING AT WHICH A QUORUM IS PRESENT    # OF VOTES CAST          % OF VOTES CAST
         ------------------------------------------------------------------------------   ----------------          ---------------
         For ...........................................................................    8,443,274.3280                71.5
         Against .......................................................................      122,395.0000                 1.0
         Abstain .......................................................................       28,948.8020                 0.2
         No Vote . .....................................................................    3,220,879.0000                27.3
                                                                                          ----------------               -----
                  TOTAL ................................................................   11,815,497.1300               100.0
                                                                                          ================               =====

                         BOULDER TOTAL RETURN FUND, INC.

PROPOSAL 4: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER REPEALING A PROVISION STATING THAT DIRECTORS
         MAY BE REMOVED ONLY BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 80%
         OF THE CLASS OF STOCK ENTITLED TO ELECT THAT DIRECTOR                             # OF VOTES CAST          % OF VOTES CAST
         --------------------------------------------------------------------------        ---------------          ---------------
         For ...........................................................................   8,404,792.0460                71.1
         Against .......................................................................     162,066.6090                 1.4
         Abstain .......................................................................      27,759.4750                 0.2
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====


PROPOSAL 5: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER PROVIDING THAT THE SECRETARY OF THE FUND SHALL
         CALL A SPECIAL STOCKHOLDERS MEETING UPON THE WRITTEN REQUEST OF THE HOLDERS
         OF 25% OF OUTSTANDING SHARES ENTITLED TO VOTE AT THE MEETING                      # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------------------------------      ----------------          ---------------
         For ...........................................................................   8,315,195.6410                70.4
         Against .......................................................................     158,432.0140                 1.3
         Abstain .......................................................................     120,990.4750                 1.0
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====



PROPOSAL 6: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER VESTING IN THE STOCKHOLDERS THE POWER TO AMEND
         OR ADOPT BYLAWS BY THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST AT A
         MEETING AT WHICH A QUORUM IS PRESENT                                              # OF VOTES CAST          % OF VOTES CAST
         --------------------------------------------------------------------------       ----------------          ---------------

         For ...........................................................................   8,386,600.1790                71.0
         Against .......................................................................     147,239.4620                 1.2
         Abstain .......................................................................      60,778.4890                 0.5
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====


PROPOSAL 7: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER PROHIBITING THE FUND FROM OPTING INTO ANY
         PROVISION OF THE MARYLAND UNSOLICITED TAKEOVERS ACT                               # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------------------------            ----------------          ---------------
         For ...........................................................................   8,421,382.6730                71.3
         Against .......................................................................     125,908.1060                 1.0
         Abstain .......................................................................      47,327.3510                 0.4
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====



PROPOSAL 8: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS): AN
         AMENDMENT TO THE CHARTER REPEALING ARTICLE VII AND REPLACING IT WITH A
         NEW SECTION PROVIDING THAT NO (A) BUSINESS COMBINATION (E.G., MERGERS,
         CONSOLIDATION, SHARE EXCHANGES), (B) VOLUNTARY LIQUIDATION OR
         DISSOLUTION, (C) STOCKHOLDER PROPOSAL REGARDING SPECIFIC INVESTMENT
         DECISIONS, (D) PROPOSAL TO OPEN-END THE FUND, OR (E) SELF TENDER FOR
         MORE THAN 25% OF THE FUND'S SHARES IN ANY TWELVE-MONTH PERIOD, MAY BE
         EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST
         TWO-THIRDS OF OUTSTANDING SHARES ENTITLED TO BE CAST ON THE MATTER                # OF VOTES CAST          % OF VOTES CAST
         ----------------------------------------------------------------------           ----------------          ---------------
         For ...........................................................................   8,268,896.3010                70.0
         Against .......................................................................     254,547.8050                 2.1
         Abstain .......................................................................      71,174.0240                 0.6
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====

                         BOULDER TOTAL RETURN FUND, INC.


PROPOSAL 9: (COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER TO ESTABLISH THE MAXIMUM NUMBER OF DIRECTORS AT
         FIVE                                                                              # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------------------------------      ----------------          ---------------
         For . .........................................................................   8,375,546.9640                70.9
         Against .......................................................................     176,226.0000                 1.5
         Abstain .......................................................................      42,845.1660                 0.3
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====


PROPOSAL 10: ( COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         AN AMENDMENT TO THE CHARTER PROVIDING THAT, UPON REDEMPTION OF ALL OF THE
         FUND'S SHARES OF PREFERRED STOCK, INCLUDING THE FUND'S TAXABLE AUCTION
         MARKET PREFERRED STOCK, THE TERM OF THE DIRECTORS ELECTED BY THE HOLDERS OF
         THE FUND'S PREFERRED STOCK WILL AUTOMATICALLY TERMINATE                           # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------------------------------      ----------------          ---------------
         For ...........................................................................   8,424,589.9780                71.3
         Against .......................................................................     137,173.0000                 1.1
         Abstain .......................................................................      32,855.1520                 0.3
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====


PROPOSAL 11: ( COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS): AN
         AMENDMENT TO THE CHARTER REPEALING A PROVISION THAT REQUIRES, UNDER
         CERTAIN CIRCUMSTANCES, CERTAIN AMENDMENTS TO VARIOUS OTHER PROVISIONS
         OF THE CHARTER TO BE APPROVED BY THE HOLDERS OF AT LEAST 80% OF THE
         SHARES OF THE FUND'S COMMON STOCK AND PREFERRED STOCK, VOTING TOGETHER
         AS A SINGLE CLASS, AND 80% OF THE SHARES OF THE FUND'S PREFERRED STOCK,
         VOTING SEPARATELY                                                                 # OF VOTES CAST          % OF VOTES CAST
         -----------------------------------------------------------------------          ----------------          ---------------
         For ...........................................................................   8,386,031.4190                70.9
         Against .......................................................................     174,057.0000                 1.5
         Abstain .......................................................................      34,529.7110                 0.3
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====



PROPOSAL 12: ( COMMON STOCK AND AMPS VOTING TOGETHER AS A SINGLE CLASS):
         A PROPOSAL TO AMEND AND RESTATE THE CHARTER, THE IMPLEMENTATION OF WHICH IS
         CONTINGENT ON THE APPROVAL OF PROPOSALS 2 THROUGH 11                              # OF VOTES CAST          % OF VOTES CAST
         ---------------------------------------------------------------------------      ----------------          ---------------
         For ...........................................................................   8,391,083.7790                71.0
         Against .......................................................................     165,577.0000                 1.4
         Abstain .......................................................................      37,957.3510                 0.3
         No Vote .......................................................................   3,220,879.0000                27.3
                                                                                          ---------------               -----
                  TOTAL ................................................................  11,815,497.1300               100.0
                                                                                          ===============               =====

                       This Page Left Blank Intentionally.

[GRAPHIC OMITTED]
MOUNTAIN ART

BOULDER TOTAL RETURN FUND, INC.
P.O. Box 43027
Providence, RI 02940-3027

                                     BOULDER
                                  TOTAL RETURN
                                   FUND, INC.
                             ----------------------

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2004

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

  If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 1-800-331-1710

  This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BOULDER TOTAL RETURN FUND INC.

By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         -------------------------------------------------------
                                    Stephen C. Miller, President
                                    (principal executive officer)

Date              JULY 14, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         -------------------------------------------------------
                                    Stephen C. Miller, President
                                    (principal executive officer)

Date              JULY 14, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ CARL D. JOHNS
                         -------------------------------------------------------
                                    Carl D. Johns, Vice President and Treasurer
                                    (principal financial officer)

Date              JULY 14, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.